UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 10, 2016
Date of Report (Date of earliest event reported)

PICO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
(Address of principal executive offices) (Zip code)

Registrant's Telephone Number, Including Area Code:  (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On October 10, 2016, John R. Hart’s employment as President and Chief Executive Officer of PICO Holdings, Inc. (the “Company”) was terminated, effective as of October 12, 2016. Mr. Hart will receive the severance benefits set forth in Section 4(b) of his Amended and Restated Employment Agreement with the Company, dated March 11, 2016, a copy of which has been filed as an exhibit to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2016.

(c)    In connection with Mr. Hart’s termination, the Company’s Board of Directors appointed Maxim C.W. Webb, age 55, to the position of President and Chief Executive Officer, effective as of October 12, 2016. Mr. Webb previously served as the Company’s Chief Financial Officer and Treasurer since May 2001, as Executive Vice President since 2008 and as the Company’s Secretary since May 2014.

In addition, the Company’s Board of Directors appointed John T. Perri, age 46, to the position of Chief Financial Officer and Secretary, effective as of October 12, 2016. Mr. Perri previously served as the Company’s Vice President and Chief Accounting Officer since 2010, and has served in various capacities since joining the Company in 1998, including Financial Reporting Manager, Corporate Controller and Vice President, Controller from 2003 to 2010.

(d)     In connection with Mr. Webb’s appointment as the Company’s President and Chief Executive Officer, the Company’s Board of Directors also appointed Mr. Webb to serve as a class III director of the Company, effective as of October 12, 2016, with a term that expires at the Company’s 2017 Annual Meeting of Stockholders.

(e)     In connection with the appointment of Mr. Webb as the Company’s President and Chief Executive Officer and the appointment of Mr. Perri as the Company’s Chief Financial Officer and Secretary, each of Mr. Webb and Mr. Perri executed a letter agreement (the “Bonus Waiver”) irrevocably and unconditionally waiving their right to receive any bonus payment that would otherwise be payable pursuant to the terms of the Company’s Executive Bonus Plan (the “Bonus Plan”), until such time as the Company’s Board of Directors and the Compensation Committee of the Board of Directors approve modifications to the terms of the Bonus Plan.

The foregoing description of the Bonus Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the Bonus Waiver attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Letter Agreement, dated October 10, 2016, by and among PICO Holdings, Inc., Maxim C.W. Webb and John T. Perri.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2016

PICO HOLDINGS, INC.

By: /s/ Maxim C. W. Webb

Maxim C. W. Webb
President and Chief Executive Officer

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